                           SCHEDULE C TO [______] MLPA

                  Exceptions to Representations and Warranties

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REP NO.              LOAN NO.   LOAN NAME       EXPLANATION
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12 Environmental     46921      Advo Inc.       To mitigate the  potential of  environmental  liability,  in lieu of an environmental  indemnification by the borrower, a
                                                Pollution  Legal  Liability  (PLL)  environmental  insurance policy was  secured by the  Borrower.  There was no evidence of  Recognized  Environmental  Conditions  at the  property.
                                                Bear Stearns  Commercial  Mortgage,  Inc. and its successors and  assigns  is named as  "additional  insured"  on the PLL
                                                Policy.  The  limit  of  liability  on this  PLL  Policy  is
                                                $6,275,000,  with a $50,000 deductible.  The PLL Policy will remain in effect during the loan term of 10 years.

                     46962      730Pilot Road   To mitigate the  potential of  environmental  liability,  in lieu of an environmental  indemnification by the borrower, a
                                                Pollution  Legal  Liability  (PLL)  environmental  insurance policy was  secured by the  Borrower.  There was no evidence of  Recognized  Environmental  Conditions  at the  property.
                                                Bear Stearns  Commercial  Mortgage,  Inc. and its successors and  assigns  is named as  "additional  insured"  on the PLL
                                                Policy.  The  limit  of  liability  on this  PLL  Policy  is
                                                $10,000,000,  with a  $50,000  deductible.  The  PLL  Policy will remain in effect during the loan term of 10 years.
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                     45899      Phillipsburg    Historical references identified that the Property has been
                                Commerce        occupied by various Ingersoll Rand (IR) manufacturing
                                Center          divisions since the early 1900's. Environmental clean-up
                                                activities associated with the IR manufacturing activities are being completed under an Administrative Consent Order
                                                (ACO) dated March 14, 1994. The New Jersey Department of
                                                Environmental Protection (NJDEP) is overseeing the work
                                                completed under the ACO. The Borrower acquired Phillipsburg
                                                Commerce Center from IR in 2004. IR has indemnified the
                                                Borrower for any pre-existing AOCs, including impact to
                                                groundwater. Site investigation activities documented a
                                                total of approximately 60 Areas of Concern (AOCs) of which
                                                30 have received "No Further Action" (NFA) determinations
                                                from NJDEP. An additional 15 AOCs have been delineated and will be incorporated into the Property Deed Notice. The
                                                remaining 15 AOCs are at varying stages of investigation and delineation activities, or remediation and monitoring by
                                                ENSR, IR's consultant. The consultant indicated in December
                                                2005 that soil investigation work is considered
                                                substantially complete. The major soil issue that remains to be remediated is the use of foundry sand throughout the
                                                Central Campus Area as landfill material. The consultant
                                                stated that nearly all remaining other contaminated soil
                                                remediation will be managed in-situ via capping, fencing,
                                                and/or deed noticing. In addition, a Prospective Purchaser
                                                Agreement has been entered into with
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                                                the NJDEP. Various investigations were conducted and
                                                groundwater impacts were identified to be part of three
                                                plumes: light non-aqueous phase liquid (LNAPL); dissolved
                                                phase impacts; and a fuel oil plume on the west side of the
                                                Property. The groundwater impacts and investigations have
                                                been combined into one AOC. Future groundwater work in 2006 and beyond will primarily focus on downgradient locations.
                                                Groundwater remediation is anticipated to continue for the foreseeable future. A total remedial cost of approximately
                                                $11 million was estimated by the consultant with
                                                approximately $3 million of the total $11 million completed in 2005 for mostly investigation activities and the
                                                groundwater remediation.

                                                To mitigate the potential of environmental liability caused by historic use of the Property, and the present use and
                                                future use of the Phillipsburg Commerce Property, a
                                                Pollution Legal Liability (PLL) environmental insurance
                                                policy was secured by the Borrower. Bear Stearns Commercial
                                                Mortgage, Inc. was named as "additional insured" on the
                                                Policy. The Policy was written by XL Insurance - Policy
                                                number PEC0019811. The limit of liability on this Policy is
                                                $10,000,000 and will remain in effect during the loan term of 10 years (Dec. 31, 2005 through Dec. 31, 2015). This
                                                current policy does exclude approximately 62 Areas of
                                                Concern that are not covered until a No Further Action
                                                letter is obtained for these AOCs. As noted above, IR has
                                                indemnified the Borrower for these AOCs and some of the AOCs have received an NFA. This policy is in excess "over any
                                                other collectible insurance", namely the two prior XL
                                                policies bound in September 2004 for the Borrower and IR,
                                                respectively. All three XL policies have a combined limit of insurance of $30 million. A total of $20 million will expire in September 2014. Ten million dollars will remain in place between September 2014 and December 31, 2015.
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14                   46807      CVS - West      The tenant, CVS, provides the building coverage, and their
Insurance                       Monroe          insurance certificate shows only what is required pursuant to the lease. Terrorism coverage is silent, however, CVS is investment grade rated and has an absolute obligation to
                                                rebuild the Improvements following any form of casualty.

                     46918      BJ's Miami      The tenant, BJ's provides the building coverage, and their insurance certificate shows only what is required pursuant to the lease. Terrorism, Business Interruption and Flood
                                                coverage is silent. However, BJ's has an absolute obligation to rebuild the Improvements following any form of casualty, may not abate rent in the event of an insured casualty, and may self insure subject to maintaining a $600,000,00 minimum net worth and a liquidity of at least $300,000,000.

                     47217      Rite Aid -      The tenant, Rite Aid, provides the building coverage, and
                                Flat Rock       their insurance certificate shows only what is required
                                                pursuant to the lease. Terrorism coverage is silent,
                                                however, Rite Aid has an absolute obligation to rebuild the
                                                Improvements following any form of casualty.
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                     42718      Rite Aid -      The tenant, Rite Aid, provides the building coverage, and
                                Warren          their insurance certificate shows only what is required
                                                pursuant to the lease. Terrorism coverage is silent,
                                                however, Rite Aid has an absolute obligation to rebuild the
                                                Improvements following any form of casualty.

                     42719      Rite Aid -      The tenant, Rite Aid, provides the building coverage, and
                                Macomb          their insurance certificate shows only what is required
                                                pursuant to the lease. Terrorism coverage is silent,
                                                however, Rite Aid has an absolute obligation to rebuild the
                                                Improvements following any form of casualty.

                     47572      CVS - Derry     The related Mortgagor does not maintain property insurance, collateral is land only.
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28                   46534      Evenhaim        The Loan  provides for the release of an outparcel  known as
Releases/                       Building        8236 Remet Ave.
Substitution
of Mortgaged                                    The Borrower's conditions of release are: (a) written
Property                                        request not less than ten (10) Business Days prior to the
                                                desired release date; (b) comply with all applicable zoning, land use and similar laws, including creating legally
                                                identifiable tracts and separate tax lots; (c) properties
                                                both have necessary utilities and access; (d) provide survey and legal opinion; (e) title endorsement; (f) confirm
                                                resubdivision is not an event of default under the leases or the loan documents; (g) pay a $1,500 administrative fee and all out of pocket costs of lender.
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28
Releases/            46762      Lindbergh &     The Loan provides for defeasance upon payment of 115% of the
Substitution                    Sunshine        allocated loan amount. Among other things, the release shall
of Mortgaged                                    not be permitted if the DSCR for the unreleased property is
Property                                        less than 1.30x or the LTV is greater than 75%.

                     46884      Alexandria      The Loan provides for defeasance upon payment of 120% of the
                                Portfolio       allocated loan amount. Among other things, for the release to be permitted, the DSCR must be greater than 1.20x for 1st release, 1.25x for 2nd, and 1.30x for 3rd; the LTV must be less than 80% for 1st release, 75% for 2nd and 70% for 3rd.

                                                The loan provides for substitution of properties subject to the payment of a fee of 0.5% of allocated loan amount of the property and satisfaction of other conditions in the loan
                                                documents, including but not limited to rating agency
                                                confirmation of no downgrade.

                     46980      Upper           The loan provides for partial releases upon defeasance of
                                Montclair       105% of the allocated loan amount, subject to 1.25x DSCR and
                                Portfolio       70% LTV tests.

                     45873      Perkasie        The loan provides for release of an ouparcel on
                                Square          predetermined conditions.
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33                   44227      Agua Caliente   The Loan allows transfers of tenant-in-common interests in
Due on Sale                                     the Mortgaged Property.

                     45472      Petroleum       The Loan allows transfers of tenant-in-common interests in
                                Towers          the Mortgaged Property.

                     45782      Paces West      The Loan allows transfers of tenant-in-common interests in the Mortgaged Property.

                     46822      Raley's         The Loan allows transfers of tenant-in-common interests in
                                Office          the Mortgaged Property.
                                Building
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33                   47199      Coconut Grove   The Loan allows transfers of tenant-in-common interests in
Due on Sale                     Shopping        the Mortgaged Property.
                                Center
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33                   47207      Courtyard       The Loan allows transfers of tenant-in-common interests in
Due on Sale                     Valdosta        the Mortgaged Property.

                     46745      Candlewood      The Loan allows transfers of tenant-in-common interests in
                                Apartments      the Mortgaged Property.

                     47579      Cary Hill       The Loan allows transfers of tenant-in-common interests in
                                Plaza           the Mortgaged Property.
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33
Due on Sale          46205      Parker Square   The related Mortgagor has the right under the Loan to incur up to mezzanine debt subject to a 90% LTV limitation, DSCR of 1.10x on a 7.04% cosntant and an intercreditor agreement acceptable to the Lender.

                     46534      Evenheim        The related Mortgagor  incurred mezzanine debt subject to an
                                Building        intercreditor which was apporoved by Lender.

                     47061      Eckerd -        The related Mortgagor has the right under the Loan to incur
                                Monroe          up to mezzanine debt subject to a 80% LTV limitation, DSCR of 1.20x and a subordination and standstill agreement
                                                acceptable to the Lender.

                     45803      Super 8         The related Mortgagor has the right under mezzanine debt
                                Mission         subject to a 70% LTV limitation and 1.40x DSCR.
                                Valley

                     47177      La Quinta       The related Mortgagor has the right under mezzanine debt
                                Carlsbad        subject to a 70% LTV limitation and 1.35x DSCR.

                     47227      Banning         The related Mortgagor has the right under mezzanine debt
                                                subject to a 70% LTV limitation and 1.35x DSCR.

                     47228      Poway           The related Mortgagor has the right under mezzanine debt
                                                subject to a 70% LTV limitation and 1.35x DSCR.

                     47229      Mission         The related Mortgagor has the right under mezzanine debt
                                Valley          subject to a 70% LTV limitation and 1.35x DSCR.
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40
Non-Recourse         46841      Fairmont        Non-recourse provisions go to the related Mortgagor only.
Exceptions                      Plaza Office
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  List of Mortgage Loans Subject to Secured Creditor Impaired Property Policies
                               [OR PLL POLICIES]

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LOAN NO.            LOAN NAME
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